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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                           _________________________

                                  FORM 8-K/A
                           _________________________


                                CURRENT REPORT

                                AMENDMENT NO. 1



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 27, 2000



                             PURE RESOURCES, INC.
                             --------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                      001-15899          74-2952918
     ---------------                    ---------     -------------------
     (State or other jurisdiction of    Commission    (I.R.S. Employer
     incorporation or organization)    File Number    Identification No.)


             500 West Texas, Suite 200
                  Midland, Texas                                79701
     ------------------------------------------          ------------------
     (Address of principal executive offices)                (Zip code)


     Registrant's telephone number, including area code: (915) 498-8600


                                Not applicable
  --------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report

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Adding Item 7.  Financial Statements and Exhibits:
                ---------------------------------

            (a) Financial Statements of businesses acquired.

                None.

            (b) Pro Forma financial information.

                None.

            (c) Exhibits.

Exhibit
    No.                            Description
 ---------                         -----------

16.1           Letter from PricewaterhouseCoopers LLP, dated July 5, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PURE RESOURCES, INC.


                              By: /s/ William K. White
                                  --------------------
                                  William K. White
                                  Vice President-Finance and Chief
                                  Financial Officer


Date:  July 17, 2000

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